26 Trade payables	12 Months Ended
Dec. 31, 2020
Trade Payables
Trade payables
Note	26 | Trade payables

	Note	12.31.20	12.31.19
Non-current
Customer guarantees		274	290
Customer contributions		247	213
Total non-current		521	503

Current
Payables for purchase of electricity - CAMMESA	2.b	21,384	5,945
Provision for unbilled electricity purchases - CAMMESA	2.b	6,644	6,722
Suppliers		4,560	4,140
Advance to customer		362	388
Customer contributions		32	42
Discounts to customers		37	51
Total current		33,019	17,288

The fair values of non-current customer contributions as of December 31, 2020 and 2019 amount to $ 42.8 million and $ 61.4 million, respectively. The fair values are determined based on estimated discounted cash flows in accordance with a representative market rate for this type of transactions. The applicable fair value category is Level 3.

The value of the rest of the financial liabilities included in the Company’s trade payables approximates their fair value